UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2016

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Innovation Drive Dayton, Ohio		45342
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended 2012 Stock Incentive Plan. On April 26, 2016, the stockholders of Teradata Corporation (the “Company” or “Teradata”), upon recommendation of the Teradata Board of Directors (the “Board”), approved the amended and restated Teradata 2012 Stock Incentive Plan (the “Amended Plan”). The plan was initially approved by stockholders on April 20, 2012. The Amended Plan is described in the Company’s 2016 Proxy Statement, and the full text of the Amended Plan, attached as an Appendix to the 2016 Proxy Statement, is incorporated herein by reference.

Form of Award Agreement. At its meeting on April 26, 2016, the Board also approved the form of restricted share unit agreement to be used in connection with awards made to our non-employee directors under the Amended Plan. A copy of the form of this agreement is attached hereto as Exhibit 10.2, and hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Teradata Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 26, 2016. At the Annual Meeting, the holders of a total of 112,265,631 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 87.08% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters: a proposal to elect Cary T. Fu, Michael P. Gianoni and Victor L. Lund as Class III directors, a proposal to approve the amended and restated Teradata 2012 Stock Incentive Plan, an advisory (non-binding) vote on executive compensation, and a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016. The number of shares voted with respect to each matter required to be reported herein was certified by an independent inspector of elections, the results of which are set forth below:

1. Election of Class III directors for three-year terms expiring at the 2019 Annual Meeting and to hold office until their respective successors are duly elected and qualified.

1a. Cary T. Fu

For: 98,252,550	Against: 3,564,319	Abstain: 128,598	Broker Non-Votes: 10,320,164

1b. Michael P. Gianoni

For: 98,373,459	Against: 3,429,993	Abstain: 142,015	Broker Non-Votes: 10,320,164

1c. Victor L. Lund

For: 98,270,418	Against: 3,551,748	Abstain: 123,301	Broker Non-Votes: 10,320,164

2. The approval of the amended and restated Teradata 2012 Stock Incentive Plan.

For: 89,435,631	Against: 12,311,771	Abstain: 198,065	Broker Non-Votes: 10,320,164

3. An advisory (non-binding) vote on executive compensation.

For: 88,794,324	Against: 12,832,336	Abstain: 318,807	Broker Non-Votes: 10,320,164

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016.

For: 110,847,719	Against: 1,194,622	Abstain: 223,290

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Teradata 2012 Stock Incentive Plan (Amended and Restated as of February 22, 2016) (incorporated by reference from the Proxy Statement of Teradata Corporation filed with the SEC on March 4, 2016).

10.2	Form of Director Restricted Share Unit Grant Statement under the Teradata 2012 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Laura K. Nyquist
Name: Laura K. Nyquist
Title: General Counsel and Secretary

Dated: April 29, 2016

Index to Exhibits

Exhibit No.	Description

10.1	Teradata 2012 Stock Incentive Plan (Amended and Restated as of February 22, 2016) (incorporated by reference from the Proxy Statement of Teradata Corporation filed with the SEC on March 4, 2016).

10.2	Form of Director Restricted Share Unit Grant Statement under the Teradata 2012 Stock Incentive Plan.